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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2002





                           BioTransplant Incorporated
                           --------------------------
             (Exact name of registrant as specified in its charter)



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
            Delaware                              000-28324                       04-3119555
-----------------------------------   -----------------------------------    -------------------
     (State or other jurisdiction          (Commission File Number)              (IRS Employer
         of incorporation)                                                    Identification No.)


     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                                                               02129
-------------------------------------                                     -----------------------------------
       (Address of principal                                                         (Zip Code)
         executive offices)
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       Registrant's telephone number, including area code: (617) 241-5200

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.           Other Events.

         On July 22, 2002, BioTransplant Incorporated (the "Company") issued a press release announcing that its Board of Directors had elected Donald B. Hawthorne to the position of President and Chief Executive Officer of the Company. See the press release attached hereto as Exhibit 99.1.

         On July 29, 2002, the Company issued a press release announcing a restructuring plan, which includes a reduction in workforce, intended to streamline the Company's operations around a new strategic focus. See the press release attached hereto as Exhibit 99.2.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

         See Exhibit Index attached hereto.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 2, 2002                BIOTRANSPLANT INCORPORATED

                                       By:      /s/ Donald B. Hawthorne
                                                --------------------------
                                                Donald B. Hawthorne
                                                President and Chief
                                                Executive Officer
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                                  EXHIBIT INDEX



Exhibit No.                         Exhibit
-----------                         -------

Exhibit 99.1                        Press Release dated July 22, 2002

Exhibit 99.2                        Press Release dated July 29, 2002